Supplement dated August 13, 2007

To the Prospectus of Matthews Asian Funds

Dated April 30, 2007

Effective August 13, 2007.

The following supplements the Portfolio Managers section on pages 14 and 34 of the Prospectus:

The Lead Manager for the Matthews Asia Pacific Fund is Taizo Ishida, and the Co-Manager is Sharat Shroff.

The Lead Manager of the Matthews China Fund is Richard H. Gao and the Co-Manager is Mark W. Headley.

The following supplements the Management of the Funds – Portfolio Managers section on pages 52-54 of the prospectus:

G. Paul Matthews is Lead Manager of the Matthew Asian Growth and Income Fund and the Matthews Korea Fund.

Taizo Ishida is Lead Manager of the Matthews Japan Fund and the Matthews Asia Pacific Fund.

Matthews Asian Funds are distributed by PFPC Distributors, Inc.

Supplement dated August 13, 2007

To Statement of Additional Information

of Matthews Asian Funds

Dated April 30, 2007

Effective August 13, 2007.

The following supplements the Portfolio Managers section on pages 42-45 of the Statement of Additional Information:

G. Paul Matthews is Lead Manager of the Matthews Asian Growth and Income Fund and the Matthews Korea Fund.

Taizo Ishida is Lead Manager of the Matthews Japan Fund and the Matthews Asia Pacific Fund.

The following supplements the Management of the Funds, Trustees and Officers, and Board of Trustees sections on pages 28-32:

Jonathan F. Zeschin was appointed to the Board of Trustees of the Matthews Asian Funds on May 18, 2007, and is a member of the Board’s Audit Comittee, Nominating Committee, and Compensation Committee.

Mr. Zeschin’s year of birth, business address, principal occupations during the past five years and other directorships held are set forth below. The “Fund Complex” refers to the nine Matthews Asian Funds.

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee

INDEPENDENT TRUSTEES

Jonathan F. Zeschin Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Trustee	Since 2007	President and Founder, Essential Advisers, Inc (since 2000); Managing Partner, JZ Partners LLC (since 1998); Independent Chairman of the Board of Trustees, Dividend Capital Realty Income Allocation Fund (Since 2005); Independent Trustee, ICON Funds (since 2002); Independent Director, Wasatch Funds (2002-2004)	9	2

The following table sets forth the dollar range of equity securities beneficial owned by Mr. Zeschin in each Fund and in all registered investment companies overseen by him within the same family of investment companies as of the date hereof:

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies

INDEPENDENT TRUSTEES

Jonathan F. Zeschin	None	N/A

As of May 17, 2007 neither Mr. Zeschin nor any member of his immediate family (spouse or dependent children) owned beneficially or of record an interest in Matthews International Capital Management, LLC (the Funds’ investment manager), or PFPC, Inc. (the Funds’ distributor), or in any person directly or indirectly controlling, controlled by, or under common control with Matthews International Capital Management, LLC, or PFPC, Inc.

Matthews Asian Funds are distributed by PFPC Distributors, Inc.